COMMITMENTS	9 Months Ended
Sep. 30, 2022
Commitments

18. COMMITMENTS

The Company has a cost sharing agreement to reimburse Oniva for a percentage of its overhead expenses, to reimburse 100% of its out-of-pocket expenses incurred on behalf of the Company, and to pay a percentage fee based on Oniva’s total overhead and corporate expenses. The agreement may be terminated with one-month notice by either party. Transactions and balances with Oniva are disclosed in Note 11.

The Company and its subsidiaries have various operating lease agreements for their office premises, use of land, and equipment. Commitments in respect of these lease agreements are as follows:

	September 30, 2022	December 31, 2021
Not later than one year	$84	$96
Later than one year and not later than five years	331	330
Later than five years	396	462
	$811	$888

Office lease payments recognized as an expense during the nine months ended September 30, 2022, totalled $12 (September 30, 2021 - $11).